Exhibit 10.2
CONSENT AND OMNIBUS AMENDMENT

This CONSENT AND OMNIBUS AMENDMENT, dated as of November 6, 2025 (this “Consent and Amendment”), is entered into by and among LIFECORE BIOMEDICAL, INC., a Delaware corporation (“Lifecore”), CURATION FOODS, INC., a Delaware corporation (“Curation”), LIFECORE BIOMEDICAL OPERATING COMPANY, INC., a Delaware corporation (collectively with Lifecore and Curation, the “Borrowers” and each a “Borrower”), each Guarantor party hereto, ALCON RESEARCH, LLC, as Administrative Agent and Collateral Agent (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”) and the Lenders party hereto.
RECITALS:
WHEREAS, reference is hereby made to that certain Credit and Guaranty Agreement, dated as of May 22, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Consent and Amendment, the “Credit Agreement”; capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended herein), by and among the Borrowers, the other Credit Parties party thereto from time to time, the Lenders party thereto from time to time, the Administrative Agent and the other parties party thereto from time to time;
WHEREAS, the Credit Party Representative has informed the Administrative Agent that (a) each Credit Party intends to change its fiscal year from a fiscal year ending on the last Sunday of May of each calendar year to a fiscal year ending on December 31st of each calendar year (the “Fiscal Year Change”) and (b) Lifecore intends to move the Term Loan Priority Account (and the full balance remaining therein) from BMO Bank N.A. to a new Securities Account at U.S. Bank N.A. (such new Securities Account, the “US Bank Account”) (such transfer, the “Term Loan Priority Account Transfer”);
WHEREAS, the proposed Fiscal Year Change is prohibited by Section 6.16 of the Existing Credit Agreement; and
WHEREAS, the Credit Parties have requested that the Administrative Agent and the Lenders consent to (a) the Fiscal Year Change and certain amendments to the Existing Credit Agreement in connection therewith and (b) the Term Loan Priority Account Transfer, and the Administrative Agent and the Lenders have agreed to do so, but solely on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
1.Acknowledgements.
(a)Acknowledgement of Obligations. The Credit Parties hereby acknowledge, confirm and agree that all Loans under the Credit Agreement, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Borrowers to the Administrative Agent or any Lender, are unconditionally owing by the Borrowers to the Administrative Agent or such Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)Acknowledgement of Credit Documents. The Credit Parties hereby acknowledge, confirm and agree that the Administrative Agent has and shall continue to have a valid, enforceable and perfected first priority lien upon and security interest in the Collateral heretofore granted to the Administrative Agent pursuant to the Credit Documents or otherwise granted to or held by the Administrative Agent.
2.Consents and Acknowledgments. Subject to the terms and conditions set forth herein, including satisfaction of each condition set forth in Section 5 below, and in reliance on the representations, warranties, covenants and agreements of the Credit Parties set forth herein, as of the date hereof:
(a)     the Administrative Agent and the Lenders hereby consent to the Fiscal Year Change and acknowledge and agree that, notwithstanding anything to the contrary in the Existing Credit Agreement or any other Credit Document, the Fiscal Year Change is made as of the date hereof on a go-forward basis (but not retroactively) and as such, all references in the Credit Documents to any Fiscal Year ending on or about May 30th (including all Fiscal Quarters corresponding thereto) on a go-forward basis (but not retroactively) shall be deemed to refer to the Fiscal Year commencing on January 1st and ending on December 31st of each relevant calendar year instead (including all Fiscal Quarters corresponding thereto) and any and all measurement, payment, reporting and other obligations under the Credit Agreement or the other Credit Documents occurring after the date hereof that are measured, calculated or reported based on one or more Fiscal Quarters (or comparable historic fiscal periods) and/or one or more Fiscal Years, including with respect to the Fiscal Year ending December 31, 2025, shall be so modified; provided, however, that (i) each of the Administrative Agent and the Lenders acknowledges and agrees that the audited financial statements and associated reporting delivered by the Credit Party Representative for the accounting period ended on May 25, 2025 have satisfied the Credit Parties’ obligations under Section 5.1(c) of the Credit Agreement with respect to such period, and (ii) each of the parties hereto acknowledges and agrees that the audited financial statements and associated reporting that are required to be delivered by the Credit Party Representative for the accounting period ending on December 31, 2025, shall cover the period commencing on May 26, 2025 and ending December 31, 2025 (and delivery thereof in accordance with the terms of Section 5.1(c) of the Credit Agreement shall satisfy the Credit Parties’ obligations under Section 5.1(c) of the Credit Agreement for the Fiscal Year ending December 31, 2025); and
(b)    subject to the Administrative Agent’s receipt of a Deposit Account Control Agreement with respect to the US Bank Account in form and substance satisfactory to the Administrative Agent, the Administrative Agent and the Lenders hereby consent to the Term Loan Priority Account Transfer.
The parties hereto agree that the foregoing consent is a limited consent and shall (i) not be deemed to be a consent to any amendment, waiver, modification or alteration of any other term, condition or covenant of the Credit Agreement or any other Credit Document, or a waiver, release or limitation upon the exercise of the Administrative Agent or any Lender of any of its respective rights thereunder and (ii) be effective only in this specific instance and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Credit Document.
3.Amendments. Subject to the terms and conditions set forth herein, including satisfaction of each condition set forth in Section 5 below, and in reliance on the representations, warranties,

covenants and agreements of the Credit Parties set forth herein, as of the date hereof, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the defined term “Fiscal Year”, in its entirety, as follows:
“Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on December 31st of each calendar year.
(b)Section 6.16 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
6.16. Fiscal Year; Accounting Policies. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year-end from December 31st of any calendar year or make any change in its accounting policies that is not required under GAAP.
(c)Section 5.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Monthly Reports. As soon as available, and in any event within 30 days after the end of each of the first two months of each Fiscal Quarter and within 45 days after the end of the third month of each Fiscal Quarter, those unaudited non-GAAP financial reports prepared monthly by the Credit Party Representative for internal review by Holdings’ management or Board of Directors, which reports may be redacted as necessary to protect confidential and/or proprietary information; provided, that within 14 Business Days after the end of the third month of each Fiscal Quarter, Credit Party Representative will deliver to Administrative Agent and the Lenders preliminary draft of unaudited non-GAAP financial reports prepared by the Credit Party Representative for the immediately preceding three months, which reports may be redacted as necessary to protect confidential and/or proprietary information;
(d)Section 5.1(r) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(r) as soon as available, but no later than February 15th of each Fiscal Year (or such later date as the Administrative Agent may reasonably agree), an appraisal performed by a reputable valuation firm selected by Lifecore to perform an annual enterprise valuation, in respect of the Credit Parties, taken as a whole, in substantially comparable form and substance to that certain “Determination of Fair Value as of May 25, 2025, dated July 16, 2025” (each, a “Valuation Report”); provided, that (i) each Valuation Report shall be prepared as of September 30th of the relevant Fiscal Year, (ii) Credit Party Representative shall provide a preliminary draft of the Valuation Report before January 31st of each Fiscal Year (or such later date as the Administrative Agent may reasonably agree) and (iii) if in any Fiscal Year an event occurs that requires material changes to the form or substance of the Valuation Report most recently delivered, the Credit Parties shall only be required to use commercially reasonable efforts to deliver such updated Valuation Report as promptly as practicable and in any event not later than June 30th of such Fiscal Year.

4.Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Consent and Amendment, each Credit Party represents and warrants that:
(a)as of the date hereof, the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;
(b)as of the date hereof, no Default has occurred and is continuing under the Existing Credit Agreement or any other Credit Document or would result from the execution and delivery of this Consent and Amendment;
(c)the execution and delivery of this Consent and Amendment and the performance by each Credit Party of this Consent and Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the Organizational Documents of any such Person; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which such Person is a party (other than the creation of Liens in favor of the Administrative Agent pursuant to any Credit Document and the creation of Liens pursuant to the ABL Credit Documents) or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any law applicable to such Person;
(d)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution and delivery of this Consent and Amendment or the performance by, or enforcement against, any Credit Party of this Consent and Amendment of the Credit Agreement, or (ii) the exercise by the Administrative Agent or any Lender of its rights under this Consent and Amendment or the Credit Agreement or the remedies in respect of the Collateral pursuant to the Credit Documents;
(e)this Consent and Amendment has been duly executed and delivered by each Credit Party that is party hereto; and
(f)this Consent and Amendment and the Credit Agreement constitute legal, valid and binding obligations of such Credit Party, enforceable against each Credit Party in accordance with its terms, except (i) as rights to indemnification hereunder may be limited by applicable Law and (ii) as the enforcement hereof may be limited by any applicable Debtor Relief Laws or by general equitable principles.
5.Conditions to Effectiveness. The effectiveness of this Consent and Amendment is subject to the following conditions:
(a)Delivery of Documents. On or before the date hereof, the Administrative Agent shall have received sufficient copies of (i) this Consent and Amendment, (ii) a consent and amendment to the ABL Credit Agreement in form and substance satisfactory to the Administrative Agent, (iii) a closing certificate signed by the an Authorized Officer of Credit Party Representative dated as of the date hereof, stating that (A) all representations and warranties set forth in this Consent and Amendment and the other Credit Documents are true and correct on and as of such date (other than representations and warranties relating to a specific earlier date and in such case such representations and warranties are true and correct in all material respects as of such earlier date) and (B) on such date no Default or Event of Default has occurred or is continuing immediately after giving effect to the execution and delivery of this Consent and Amendment and the consummation of the transactions contemplated hereby, and (iv) any other documents or agreements reasonably requested by the Administrative Agent in connection herewith, in each case, duly executed and delivered by each applicable Credit Party and each other Person party thereto.
(b)Accuracy of Representations and Warranties. All of the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(c)Expenses. The Credit Parties shall have paid, to the extent invoiced on or before the date hereof, to the Administrative Agent (or its advisors) all reasonable and documented costs and expenses of the Administrative Agent in connection with preparation, execution and delivery of this Consent and Amendment and all other related documents together with any other amounts, if any, in any case required to be paid under Section 10.2 of the Credit Agreement and unpaid on the date hereof, including, without limitation, legal fees and expenses due and owing to Norton Rose Fulbright US LLP, counsel to the Administrative Agent.
For the avoidance of doubt, the consent of the Administrative Agent and the Lenders with respect to the Term Loan Priority Account Transfer is subject to the additional condition set forth in Section 2(b) above.
6.Ratification; Reference to and Effect Upon the Existing Credit Agreement; No Impairment.
(a)Each Credit Party party hereto hereby consents to this Consent and Amendment and each of the transactions referenced herein, and hereby reaffirms its obligations, guarantees and grants of security under the Credit Agreement and each other Credit Document to which it is a party, as applicable.

(b)Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments securing the same. Except as specifically amended above, the Existing Credit Agreement and the other Credit Documents and the guarantees and grants of security by each Credit Party in connection with the same shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Credit Document. Upon the effectiveness of this Consent and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement.

(d)Each Credit Party acknowledges that its Obligations and other liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Consent and Amendment.

7.Release; Indemnification.
(a)In further consideration of the execution of this Consent and Amendment by the Administrative Agent and the Lenders, each Credit Party, individually and on behalf of its successors (including any trustees acting on behalf of such Credit Party and any debtor in possession with respect to such Credit Party), assigns, Subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases the Administrative Agent and each Lender and their respective successors, assigns, parents, Subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, whether matured or unmatured, whether fixed or contingent that such Releasor has, had or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Credit Documents prior to the date hereof, including with respect to the Obligations, any Collateral, the Credit Agreement, any other Credit Document and any third party liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not each Credit Party shall satisfy all other provisions of this Consent and Amendment or the other Credit Documents, including payment in full of all Obligations. Each Releasor understands, acknowledges and agrees that the foregoing release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(b)Each Credit Party hereby acknowledges and agrees that such Credit Party’s obligations under this Consent and Amendment shall include an obligation to indemnify and hold the Releasees harmless with respect to any indemnified liabilities in any manner relating to or arising out of the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Consent and Amendment to the extent required by Section 10.3 of the Credit Agreement.
8.Relationship of Parties. The relationship of the Administrative Agent and the Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Consent and Amendment, any instrument, document or agreement delivered in connection herewith, the Credit Agreement or any of the other Credit Documents shall be deemed or construed to create a fiduciary relationship between or among the parties hereto or thereto.
9.GOVERNING LAW. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
11.Counterparts; Electronic Execution. This Consent and Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Receipt of an executed signature page to this Consent and Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. The words “execution,” “signed,” “signature,” and words of like import in this Consent and Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
LIFECORE BIOMEDICAL, INC. (f/k/a Landec Corporation)

By: /s/ Ryan D. Lake
Name: Ryan D. Lake
Title: Chief Financial Officer

CURATION FOODS, INC.

By: /s/ Ryan D. Lake
Name: Ryan D. Lake
Title: Chief Financial Officer

LIFECORE BIOMEDICAL OPERATING COMPANY, INC. (f/k/a Lifecore Biomedical, Inc.)

By: /s/ Ryan D. Lake
Name: Ryan D. Lake
Title: Vice President and Secretary

GREENLINE LOGISTICS, INC.

By: /s/ Ryan D. Lake
Name: Ryan D. Lake
Title: Vice President and Secretary

LIFECORE BIOMEDICAL, LLC

By: /s/ Ryan D. Lake
Name: Ryan D. Lake
Title: Vice President and Secretary

CAMDEN FRUIT CORP.

By: /s/ Ryan D. Lake
Name: Ryan D. Lake
Title: Vice President and Secretary

Signature Page to Consent and Omnibus Amendment (TL)

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
ALCON RESEARCH, LLC, as Administrative Agent and Collateral Agent
By: /s/ Patrick Collier
Name: Patrick Collier
Title: SVP, Manufacturing & Technical Operations Management
LENDER:
ALCON RESEARCH, LLC , as the Lender
By: /s/ Patrick Collier
Name: Patrick Collier
Title: SVP, Manufacturing & Technical Operations Management

Signature Page to Consent and Omnibus Amendment (TL)